EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

Board of Directors
Angeion Corporation:

    We consent to the use of our report contained in Angeion Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and incorporated herein by reference.

                      /s/ KPMG LLP

Minneapolis, Minnesota
January 16, 2001